EXHIBIT 10.8

Cooperation Agreement Long Teng Jia Xun – CHINESE and ENGLISH

北京高达阳光通信技术有限公司

与

北京龙腾佳讯网络科技有限公司

合作协议

本合作协议（下称："本协议"　）由以下双方于二〇〇八年11月十五日在北京签署。

甲方：北京高达阳光通信技术有限公司（下称"高达阳光"）
地址：北京市朝阳区光华路 7 号汉威大厦西区 1027 室
法定代表人：王峥

乙方：北京龙腾佳讯网络科技有限公司（下称"龙腾佳讯"）
地址：北京市朝阳惠新东街紫光发展大厦601室.
法定代表人：曾光

鉴于：

1、甲方是一家新兴的通信技术服务公司，具有全国主要发达城市的光纤网络资源。目前是北京地区重要的以新兴的互联网宽带接入方式"有线光纤+无线接入"为主的数据接入及互联网增值服务高新技术企业，具有良好的政府背景和支持，并与北京电信、北京网通结成战略合作伙伴关系，在市场拓展、电信政策和资源使用上具有强大的优势，并形成独特的市场拓展和营销方式。甲方正在积极进行同行业之间的策略性联合，以求迅速形成北京范围内的规模经营的格局。

2、乙方是一家专业提供电信服务的公司，拥有良好的运营商背景和支持；有能力和ISP资质从事基于宽带互联网的各种接入、语音和数据传输等服务。乙方的咨询服务和通信服务产品，除满足北京用户的需求外，还拓展到上海、天津、广州、深圳、大连、青岛、香港、新加坡等市场。目前公司已为多个行业、多家企业成功地提供了服务，具有200家以上的中型客户群体。

3、双方同意利用各自的优势拓展数据及信息服务市场，使各自提供的服务都有较大的增值；并在规模经营的目标下互为支持。

据此，甲乙双方经友好协商，本着互惠互利、共同发展的原则，就今后的合作达成以下的协议：

一、合作意义

1、 双方的强强合作可加速形成具有竞争能力的数据及信息服务企业；
2、 可加快信息行业规模经营与发展，通过规范服务建立有序的市场竞争环境；
3、 通过双方合作提供多样化的电信服务，为ISP信息服务业的发展及经营模式积累成功经验，以促进双方实际业务发展为基础，优势互补、资源共享、协调发展、实现利益最大化。

二、合作内容

甲乙双方同意按本协议条款进行合作，具体内容包括但不限于以下内容：

（1）甲方将在北京地区建设的四环光纤环网4芯资源与乙方光纤网络以及相关基础设施进行全面合作；乙方同时也将利用甲方提供的四环光纤资源拓展北京地区宽带接入以及相关的增值服务市场；

（2）甲方将根据乙方的需求，提供四环光纤环网的四个接入节点作为互通互联来保证业务的顺利发展；乙方互联网接入平台和甲方的核心网络平台将进行联接，甲方将就此给予一切必要的支持。

（3）在甲方发展到客户后，需要乙方代理甲方签署客户的接入服务协议。乙方应将《ISP经营许可证》的复印件加盖公章作为本协议的第一附件。

（4）乙方在与甲方所开发的最终用户签署接入服务协议的同时，同时要与甲方的关联公司—北京远山大川商业发展有限公司（以下简称为"B公司"）同时签订客户转入协议（即三方协议），由B公司向最终用户收取费用，并出具合法的服务发票，甲方负责客户的施工、开通工作。如在特殊区域内使用乙方的网络资源时，甲方应向乙方支付相应的网络资源的租赁费用，乙方应给予一切必要的支持和优惠的价格。

（5）甲方应将乙方代理签署的每个终端用户接入服务协议所产生的运营所得收入的3%作为代理费用支付给乙方，每三个月双方确认金额结算一次。乙方应将与每一个最终客户签署的《接入协议》复印件交甲方作为附件保留归档。乙方如利用甲方所提供的光纤环网资源进行运营，甲方应给予一切必要的支持和优惠的价格。

（6）如甲乙双方互相使用对方的网络资源时，另行签署"网络资源租赁协议"。

三、保密条款

1、甲乙双方在履行本协议各项条款及双方合作期间或接触到对方的机密资料和信息（下称："保密信息"），甲乙双方应互为对方保守秘密；非经对方同意，不得向任何第三方泄露、给予或转让该等保密信息。一旦本协议终止，甲乙双方应将载有对方保密信息的任何文件、资料或软件，按对方要求向其归还，或予以自行销毁，并从任何有关记忆装置中删除任何保密信息，并且不得继续使用这些保密信息；

2、双方同意，不论本协议是否变更或终止，本条款终止后六个月有效。

四、生效和有效期

1、本协议及其附件壹式贰份，甲乙双方各持壹份，从双方法定代表人或授权代表人签字、盖章之日起生效；

2、本协议及其附件有效期为[贰]年，从协议生效之日起计算。

3、本协议及其附件有效期到期之前，经双方另行商议是否可以延期。

五、终止

1、于到期日终止：除非依据本协议延期，本协议于到期之日终止。

2、 提前终止：在不损害提出终止一方因法律或其他原因所享有的权利或救济的前提下，任何一方可在另一方发生重大违约行为，并在该另一方收到非违约方关于违约行为已发生并存在的通知的 30 天之内仍未能对违约行为作为更正之时，也可通过向另一方发出一份通知的方式立即终止本协议。在合同有效期内，甲方可在任何时候通过提前30天向乙方发出书面通知的方式终止本协议；

六、争议的解决

在双方就本协议项下条款的解释和履行发生争议时，双方应以善意通过协商解决该争议。若在一方提出协商解决争议的要求之后30日内，双方仍未达成解决争议的协议，任何一方均可将有关争议提交中国国际经济贸易仲裁委员会按照其现行的仲裁规则仲裁解决。仲裁地点在北京；仲裁使用之语言为中文。仲裁裁决应是终局性的，对双方均有拘束力。

七、 适用法律

本协议的履行、解释和强制执行适用中国法律。

八、协议的分割性

如果本协议项下的任何条款因与有关法律不一致而无效或得不到强制执行，则该条款仅在有关法律管辖范围之内视为无效，并且不得影响本协议其他条款的法律效力。

九、协议转让

甲乙双方不得将本协议项下的权利义务转让给第三方，除非双方事先协商并达成一致。

十、协议的修改、补充

双方可以书面协议方式对协议作出修改和补充。经过双方适当签字的有关本协议的附件、修改协议和补充协议是本协议的组成部分，具有与本协议同等的法律效力。

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本协议，以昭信守。

甲方：北京高达凯龙通信技术有限公司

盖章：

法人或代表签字：

日期：2008年 8月 15日

乙方：北京龙腾佳讯网络科技有限公司

盖章：

法人或代表签字：

日期：2008年 8月 15日

中华人民共和国
增值电信业务经营许可证

经营许可证编号：京 B2-20060077

根据《中华人民共和国电信条例》及国家有关规定，经审查，准许你公司按照本经营许可证（正文和附件）载明的内容经营增值电信业务，特颁发增值电信业务经营许可证。

公 司 名 称：北京龙腾佳讯网络科技有限公司

法定代表人：曾光

注 册 资 本：100 万元

注 册 住 所：北京市海淀区昆明湖南路 9 号云航大厦 3011 室

业 务 种 类：因特网接入服务业务

业务覆盖范围：北京地区
（服务项目）

签 发 人：

发证机关(盖章)：

发 证 日 期：2007 年 03月 22日

有 效 期 至：2011 年 06月 21日

经营许可证编号:京 B2-20060077

电信业务经营许可证年检情况记录表

根据《电信业务经营许可证管理办法》的规定，发证机关对经营许可证实行年检制度。发证机关进行经营许可证年检时，对电信业务经营者报送的年检材料进行全面审核，并对其经营主体、经营行为、电信设施建设、电信资费和服务质量等进行必要的检查。对年检合格的在年检情况记录表上加盖印章。

经审核，你公司 06 年度年检合格。 发证机关（盖章） 2007年03月29日	经审核，你公司 07 年度年检合格。 发证机关（盖章） 2008年2月1日
经审核，你公司　　年度年检合格。 发证机关（盖章） 年　月　日	经审核，你公司　　年度年检合格。 发证机关（盖章） 年　月　日
经审核，你公司　　年度年检合格。 发证机关（盖章） 年　月　日	

Cooperation Agreement

By and Between

Beijing Gao Da Yang Guang Communication Technology Ltd.,

And

Beijing Long Teng Jia Xun Net Technology Ltd.,

This cooperation agreement (hereinafter refer to as Agreement) is made and entered by and between the following two parties as of the date of August 15, 2008 in Beijing.

Party A: Beijing Gao Da Yang Guang Communication Technology Ltd.,
Address: Room 1027, West Section, Hanwei Building, 7 Guanghua Road, Chaoyang District, Beijing
Legal Representative: Wang Zheng

Party B: Beijing Long Teng Jia Xun Net Technology Ltd.,
Address: Room 601, Ziguang Development Building, 11Huixin East Street, Chaoyang District, Beijing
Legal Representative: Zeng Guang

Whereas

1. Party A is a newly emerged communication technology service company with fiber

network resources in the major cities nationwide. As a high tech enterprise with the new Internet broadband access by fiber cable plus wireless technology, Party A has gained good support from the local government in Beijing and established strategy cooperation relationship with Beijing Telecom and Beijing Network. Party A enjoys advantages in marketing and telecom service resources. Now Party A desires to cooperate with other companies in the industry to develop the market in Beijing and form a large scale operation in a short period, to provide more variety and high quality service to customers;

And

2. Party B is a professional telecom service company with good operation background and support by basic telecom operators; Party B has the capacity and qualification to conduct ISP related service including Internet broadband access, voice and data transmission. The service products provided by Party B has covered end users beyond Beijing and reached many other cities such as Tianjin, Shanghai, Guangzhou, Shenzhen, Dalian, Qingdao, Hong Kong and Singapore etc. The clients of Party B cover various lines of industry and with more than 200 middle or large seized customers.

3. The two parties desire cooperation with each other with their own respective advantages and promote their business.

After friendly consultation, following the principle of mutual benefit, the two parties have reached the agreement on the future strategy cooperation as follows:

Article 1 Purpose of Cooperation

1. The cooperation between the two parties aims at forging more competitive data and information service enterprises;
2. The cooperation will bolster the faster development of IT industry and the establishment of an orderly market environment;
3. The cooperation will assist in the accumulation of important experience for the development of ISP information industry by the various service provided by the cooperation of the two parties; the cooperation will also benefit the two parties by sharing the resources, taking advantage of complementary strengths.

Article 2 Scope of Cooperation

The two parties agree to cooperate with each other according to the terms set forth below:

1. Party A uses its 4-core fiber network alone forth ring road in Beijing to cooperate with Party B's fiber network and related infrastructure. Party B may utilize Party A's fiber

network resources to develop the value-added service in Beijing;

2. Party A shall, following Party B's request, provide 4 nodes in its 4-core fiber network alone forth ring road to ensure the internet of the two parties' network; Party B's Internet access platform shall be connected with Party A's core network platform and Party A shall provide necessary support on the connection.

3. When Party A has developed its customers, Party B shall work as agent of Party A and execute the service contract with customers under its name but on behalf of Party A. A copy of Party B ISP license shall be attached herein as annex.

4. When Party B executes the contract with customers developed by Party A, Party B shall, at the same time, execute a three-party contract with Party A's affiliate company-Beijing Yuan Shan Da Chuan Commence Developing Co., Ltd, (hereinafter refer to as Yuan Shan Da Chuan). Under such arrangement, Yuan Shan Da Chuan shall be entitled to collecting fees from the clients and issuing invoice. Party A shall be responsible for concrete construction work and service work. In the event that the foresaid work is conducted in an area which should utilize Party B's network resources, Party A shall pay relevant fees to Party B and Party B shall offer some favorite discount.

5. Party A shall deliver to Party B 3% of the revenue deriving from each of the service contract signed by Party B on behalf of Party A as fees paid to Party B. The fees shall be settled on a quarter basis. Party B shall deliver each copy of the foresaid contracts with Party A for record. Where Party B needs Party A's fiber resources to conduct its business, Party A shall provide support at a favorite price.

6. Where the two parties need to utilize the other parties' network resources, a more detailed agreement shall be executed.

Article 3 Confidentiality Clause

1. Party A and Party B acknowledge and warrant that each party shall treat any secret information gained from the other party through performing this Agreement confidential. Without prior consent by the other party, such information shall not be leaked or transferred to any third party. Upon the expiration of this agreement, each party shall return or destroy any document, software or other media carrying such confidential information of the other party. The confidential information stored in any memorable equipment shall also be deleted and not be used.

2. It is agreed that this clause will remain in effect for further six month period from the termination of this Agreement regardless the amendment or termination of the agreement.

Article 4 Effective Date and Term of the Agreement

1. This Agreement, which is made in four copies with each party holding two, shall take effect upon duly signed by the legal representatives or their authorized persons of two parties;

2. The term of this Agreement is two years from its effective date.

3. Prior to the expiry of this Agreement, the two parties may negotiate on the renewal of this Agreement.

Article 5 Termination

1. Unless this Agreement is renewed by the two parties, it is terminated on the date of expiry.

2. Each Party may, without prejudice its legal right or other remedies, terminate this Agreement by notification to the other party in the event that the other party materially breaches this Agreement, and fail to rectify the situation within 30 days upon receiving the notice of such breach from the non-breaching party. Nevertheless, Party A may terminate this Agreement at any time by 30 days of prior notice to Party B.

Article 6 Dispute Settlement

In the event that any dispute arises in the performance or interpretation of this agreement by the two parties, the dispute shall be resolved through friendly negotiation. If the dispute could not be settled within 30 days from being put forward by one party, either party may apply to China International Economic and Trade Arbitration Commission (CIETAC) for arbitration according to rule of the CIETAC. The arbitration shall be made in Beijing and the language shall be in Chinese. The arbitration award shall be final and binding on the parties.

Article 7 Governing Law

The Chinese law shall govern on the performance, interpretation and enforcement of this agreement.

Article 8 Severability of Agreement

In the event that any clause herein is unenforceable due to its ineffectiveness or contradiction with law, the invalid of such clauses will not affect the effect of other clauses herein.

Article 9 Transfer of Agreement

Neither party may assign or transfer any right or obligation under this Agreement to a third party without prior consent from the other party.

Article 10 Amendment and Supplement

The parties may amend or supplement this agreement by written form. Any duly signed attachments, amendments or supplements relating to this agreement shall constitute a part of this agreement and have the same effect of this agreement.

In witness whereof, Party A and Party B have caused this Agreement to be duly executed the day and year first above written by their duly authorized representatives.

Party A: Beijing Gao Da Yang Guang Communication Technology Ltd.,

(Seal of Party A)

Signature of Wang zheng

Date: August 15, 2008

Party B: Beijing Long Teng Jia Xun Net Technology Ltd.,

(Seal of Party B)

Signature of Zeng Guang

Date: August 15, 2008

Attachment: ISP license of Party B

License for Value-added Telecommunication Business Operation
Of People's Republic of China

License No. Jing B2-20060077

In accordance with the Regulations *of the People's Republic of China on Telecommunications* and other relevant state regulations, you are hereby granted the right to conduct the value-added telecommunication business within the scope provided in this license. And it is hereby granted to you this License for Value-added Telecommunication Business.

Company name: Beijing Long Teng Jia Xun Net Technology Ltd.,

Legal Representative: Zeng Guang

Registered Capital: RMB 1000,000

Registered address: Room 3011, Yunhang Building, 9 Kunming Lake South Road, Haidian District, Beijing

Business Scope: Internet Access Service

Area covered: Beijing Region

Authority: Beijing Telecommunication Administration

Date of issuance: March 22, 2007

Date of expiration: June 21, 2011

Record of the annual check
on the License for Value-added Telecommunication Business Operation

In accordance with the *Provisions of Administration on License for Telecommunication Business Operation,* the issuing authority shall maintain the annual check system on the telecommunication license. In conducting the annual check on the license, the authority shall examine and deliberate all the documents submitted by the telecom business operator, and carry out inspection in respect of legal entity of the business, activities, construction work, price charged, and service quality. For those passed the annual check, the Record of the annual check shall be chopped by the authority's seal.

Record:

On March 29, 2007, it passed the 2006 annual check

On February 1, 2008, it passed the 2007 annual check

Declaration of Authenticity

As a registered attorney for Genuineways Law Firm, PRC, I declare that the translation of the above Cooperation Agreement and its attachments is a true and accurate representation of the original document in Chinese version.

Hexin Gao

He Xin Gao

高贺新印

September 12, 2008

Date